[MassMutual Financial Group Letterhead Appears Here]

March 9, 2011

United States Securities and Exchange Commission

Office of Insurance Products

Division of Investment Management

100 F. Street, NE

Washington, DC 20549-0506

RE:	Connecticut Mutual Variable Life Separate Account I

File No. 811-08514 CIK 0000922586, Series S000010845

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Connecticut Mutual Variable Life Separate Account I, a unit investment trust registered under the Act, mailed to its policy owners the annual report for the following underlying management investment companies: Variable Insurance Products Fund, Variable Insurance Products Fund V, Oppenheimer Variable Account Funds, and Panorama Series Fund, Inc. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following December 31, 2010 annual reports, filed on Form N-CSR, were filed with the Commission via EDGAR on the dates indicated below and are hereby incorporated by reference:

Investment Company	CIK	Series	Class	Date Filed
Variable Insurance Products Fund	0000356494
Fidelity® VIP High Income Portfolio (Initial Class)		S000007718	C000020975	2/25/2011
Fidelity® VIP Overseas Portfolio (Initial Class)		S000007720	C000020986	2/25/2011
Variable Insurance Products Fund V	0000823535
Fidelity® VIP Money Market Portfolio (Initial Class)		S000017648	C000048773	2/25/2011
Oppenheimer Variable Account Funds	0000752737
Oppenheimer Core Bond Fund/VA (Non-Service)		S000010335	C000028594	2/24/2011
Panorama Series Fund, Inc.	0000355411
Panorama Growth Portfolio (Non-Service)		S000010343	C000028609	2/23/2011
Panorama Total Return Portfolio (Non-Service)		S000010346	C000028612	2/23/2011

Additionally, the binder cover listing all funds offered by Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company, as well as the owner letter, are included in this filing.

Very truly yours,

/s/ JO-ANNE RANKIN

Jo-Anne Rankin
Vice President

MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company and its affiliated companies and sales representatives.

Springfield, MA 01111-0001	—	(413) 788-8411